SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K/A


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                           February 4, 2000


ORBIT INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)



         Delaware              0-3936         11-1826363

(State or other jurisdiction       incorporation)     (Commission   File    Number) (IRS Employer
                                          Identification No.)




80 Cabot Court, Hauppauge, New York        11788

(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code (631)435-8300





(Former name or former address, if changed since last report)



    This Form 8-K/A is being filed to amend the disclosure made under Items 304 (a)(1)(i) and
(iii),  Item 304 (a) (2), Item 304 (a) (1)(iv), Item 304 (a) (1) (v) and Item
304 (a) (3) and to amend
the form of letter filed as Exhibit 16.
Item 4. Changes in Registrant's Certifying Accountants.
     Items 304(a)(1)(i) and (iii) and Item 304(a)(2) Decision to Change Accountants
     On February 4, 2000, the Board of Directors of Orbit International Corp. (the "Registrant")
determined to replace the firm of Ernst & Young LLP ("E&Y") as its independent auditors and approved the engagement of Goldstein Golub Kessler LLP ("GGK") as its independent auditors for the fiscal year ended December 31, 1999. The termination by the Registrant of E&Y was effective
February 4, 2000.   E&Y was informed on February 7, 1999 of their termination
by the Registrant.
The engagement of GGK was effective February 7, 2000. During the two most recent fiscal years and the subsequent interim period through February 7, 2000, the Registrant has not consulted with
GGK regarding any matter referenced under Item 304(a)(2) of Regulation S-K.
     Item 304(a)(1)(ii) Prior Accountants Reports
     The reports of E&Y, as previously issued, on the consolidated financial statements for the
Registrant's two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     Item 304(a)(1)(iv) Disagreements with Accountants
     During the two most recent fiscal years ended December 31, 1998 and the subsequent interim period through February 7, 2000, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the matter in their report.



     Item 304(a)(1)(v) Reportable Events
     During the two most recent fiscal years ended December 31, 1998 and the subsequent interim period through February 7, 2000, there were no reportable events in
Item 304(a)(1)(v) of
Regulation S-K.

     Item 304(a)(3) Letter of E&Y.
     The Registrant has provided E&Y with a copy of the disclosure set forth in this Current
Report on Form 8-K/A prior to the filing hereof. The Registrant has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission, stating that E&Y agrees with the above statements. A copy of that letter dated February 16, 2000 is filed as
Exhibit 16 to this Form
8-K/A.
Item 7.  Financial Statements and Exhibits
     The Registrant has provided E&Y with a copy of the disclosure set forth in this Current
Report on Form 8-K/A prior to the filing hereof. The Registrant has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission, which is attached as Exhibit
16, stating that E&Y agrees with the statements herein, and if not, stating the respects in which it does not agree.

                              SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


                                   Orbit International Corp.



                                   By: /s/ Mitchell Binder
                                        Mitchell Binder
                                        Vice President - Finance


    Dated: February 17, 2000

                               EXHIBITS


Exhibit No.    Description                             Page No.

16             Letter from
                 Ernst & Young LLP                6







                                             Exhibit 16.




February 16, 2000




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated February 16, 2000, of Orbit
International Corp. and are
in agreement with the statements contained in the paragraphs under the captions described as Item
304(a)(1)(ii) Prior Accountants Reports, Item 304(a)(1)(iv) Disagreements with Accountants and
Item 304(a)(1)(v) Reportable Events, on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


  /s/ Ernst & Young LLP